                                   EXHIBIT B

               TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
               --------------------------------------------------
                           DURING THE PAST SIXTY DAYS
                           --------------------------

---------------------------------------------------------------------------------------
Settlement                   For the                Price per
  Date           By        Account of    Quantity     Share      Type of Trade   Broker
---------------------------------------------------------------------------------------
  10/23/97   Partners      BVF             10,000     $12.4375   Purchase        HMQT
---------------------------------------------------------------------------------------
  10/23/97   Partners      BVF Ltd.        10,100     $12.4375   Purchase        HMQT
---------------------------------------------------------------------------------------
  10/31/97   Partners      BVF              4,000     $11.1375   Purchase        PFTC
---------------------------------------------------------------------------------------
  10/31/97   Partners      PAL              2,000     $11.1375   Purchase        PFTC
---------------------------------------------------------------------------------------
  10/31/97   Partners      BVF Ltd.         4,000     $11.1375   Purchase        PFTC
---------------------------------------------------------------------------------------
  11/05/97   Partners      BVF Ltd.         1,400     $11.7388   Purchase        INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      BVF            (32,300)    $11.1186   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      ILL10           (8,000)    $11.1186   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      PAL             (4,400)    $11.1186   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      ZPG             (3,500)    $11.1186   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      BVF Ltd.       (33,000)    $11.1186   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      BVF            (20,000)    $11.0625   Sale            INET
---------------------------------------------------------------------------------------
  11/07/97   Partners      BVF            (24,000)    $11.1875   Sale            MIST
---------------------------------------------------------------------------------------
  11/10/97   Partners      BVF             (5,000)    $11.5387   Sale            INET
---------------------------------------------------------------------------------------
  11/10/97   Partners      ILL10           (3,000)    $11.5387   Sale            INET
---------------------------------------------------------------------------------------
  11/10/97   Partners      PAL             (3,000)    $11.5387   Sale            INET
---------------------------------------------------------------------------------------
  11/10/97   Partners      BVF Ltd.       (10,000)    $11.5387   Sale            INET
---------------------------------------------------------------------------------------
  11/11/97   Partners      BVF            (16,000)    $11.1875   Sale            PFTC
---------------------------------------------------------------------------------------
  11/11/97   Partners      ILL10           (5,000)    $11.1875   Sale            PFTC
---------------------------------------------------------------------------------------
  11/11/97   Partners      ZPG             (4,000)    $11.1875   Sale            PFTC
---------------------------------------------------------------------------------------
  11/11/97   Partners      BVF Ltd.        (8,000)    $11.1875   Sale            PFTC
---------------------------------------------------------------------------------------
  11/13/97   Partners      BVF            (10,000)    $10.6532   Sale            INET
---------------------------------------------------------------------------------------
  11/13/97   Partners      BVF Ltd.        (2,200)    $10.6532   Sale            INET
---------------------------------------------------------------------------------------
  11/14/97   Partners      BVF             (1,000)    $10.4375   Sale            INET
---------------------------------------------------------------------------------------
  11/14/97   Partners      ILL10           (2,000)    $10.7418   Sale            INET
---------------------------------------------------------------------------------------
  11/14/97   Partners      ZPG             (2,000)    $10.7418   Sale            INET
---------------------------------------------------------------------------------------

                              Page 9 of 10 Pages

---------------------------------------------------------------------------------------
Settlement                   For the                Price per
  Date           By        Account of    Quantity     Share      Type of Trade   Broker
---------------------------------------------------------------------------------------
  11/14/97   Partners      BVF Ltd.        (5,200)    $10.7418   Sale            INET
---------------------------------------------------------------------------------------
  11/17/97   Partners      BVF             (5,500)    $ 9.6534   Sale            INET
---------------------------------------------------------------------------------------
  11/18/97   Partners      BVF             (5,000)    $ 9.5714   Sale            INET
---------------------------------------------------------------------------------------
  11/18/97   Partners      BVF Ltd.        (2,000)    $ 9.5714   Sale            INET
---------------------------------------------------------------------------------------
  11/19/97   Partners      BVF             (7,000)    $ 9.6312   Sale            INET
---------------------------------------------------------------------------------------
  11/19/97   Partners      BVF Ltd.        (2,600)    $ 9.6312   Sale            INET
---------------------------------------------------------------------------------------
  11/20/97   Partners      ILL10           (1,700)    $ 9.7500   Sale            INET
---------------------------------------------------------------------------------------
  11/21/97   Partners      BVF             28,800     $ 9.5998   Purchase        INET
---------------------------------------------------------------------------------------
  11/21/97   Partners      ILL10            2,000     $ 9.5998   Purchase        INET
---------------------------------------------------------------------------------------
  11/21/97   Partners      PAL              1,000     $ 9.5998   Purchase        INET
---------------------------------------------------------------------------------------
  11/21/97   Partners      ZPG              2,000     $ 9.5998   Purchase        INET
---------------------------------------------------------------------------------------
  11/21/97   Partners      BVF Ltd.        17,000     $ 9.5998   Purchase        INET
---------------------------------------------------------------------------------------
  12/04/97   Partners      BVF             (7,000)    $10.0415   Sale            PFTC
---------------------------------------------------------------------------------------
  12/04/97   Partners      BVF Ltd.        (3,400)    $10.0415   Sale            PFTC
---------------------------------------------------------------------------------------
  12/04/97   Partners      BVF             (1,000)    $10.0000   Sale            INET
---------------------------------------------------------------------------------------
  12/05/97   Partners      BVF             (4,900)    $ 9.5000   Sale            INET
---------------------------------------------------------------------------------------
  12/05/97   Partners      ILL10           (2,000)    $ 9.5000   Sale            INET
---------------------------------------------------------------------------------------
  12/05/97   Partners      PAL             (2,000)    $ 9.5000   Sale            INET
---------------------------------------------------------------------------------------
  12/05/97   Partners      ZPG             (2,000)    $ 9.5000   Sale            INET
---------------------------------------------------------------------------------------
  12/05/97   Partners      BVF Ltd.        (8,000)    $ 9.5000   Sale            INET
---------------------------------------------------------------------------------------

     HMQT       =    Hambrecht, Quist
     INET       =    Instinet
     PFTC       =    Preferred Technologies
     MIST       =    Mr. Stock

                              Page 10 of 10 Pages